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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 22, 2002

Yahoo! Inc.
(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-28018 (Commission File Number)	77-0398689 (IRS Employer Identification No.)

701 First Avenue,
Sunnyvale, California 94089
(Address of principal executive offices) (Zip Code)

(408) 349-3300
Registrant's telephone number including area code

Not Applicable
(Former name or former address, if changed since last report)

The Registrant hereby amends and restates its Report on Form 8-K filed with the Securities and Exchange Commission on December 24, 2002.

Item 5. Other Events.

        On December 23, 2002, Yahoo! Inc. issued a press release. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Exhibits.

  (c)
  Exhibits.
2.1	Agreement and Plan of Merger By and Among Yahoo! Inc., December 2002 Acquisition Corp. and Inktomi Corporation dated as of December 22, 2002.
99.1*	Press release dated December 23, 2002 by Yahoo! Inc.

*
Previously filed.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 8, 2003

YAHOO! INC.
By:	/s/ MICHAEL J. CALLAHAN Michael J. Callahan, Assistant Secretary

Yahoo! Inc.

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Agreement and Plan of Merger By and Among Yahoo! Inc., December 2002 Acquisition Corp. and Inktomi Corporation dated as of December 22, 2002.
99.1*	Press release dated December 23, 2002 by Yahoo! Inc.

*
Previously filed.

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SIGNATURE
Yahoo! Inc. INDEX TO EXHIBITS